                                                                   Exhibit 10.10


                              THIRD AMENDMENT TO
                   DEBTOR-IN-POSSESSION CREDIT AGREEMENT AND
                          LIMITED WAIVER AND CONSENT

                               December 23, 1999

          Reference is made to that certain Debtor-In-Possession Credit Agreement dated as of September 13, 1999 (as heretofore amended, supplemented or otherwise modified, the "DIP Credit Agreement"), by and among Vencor, Inc., a Delaware corporation ("Vencor"), and Vencor Operating, Inc., a Delaware corporation ("Vencor Opco"), each as debtor and debtor-in-possession, and each of Vencor's subsidiaries listed on the signature pages thereof, each as debtor and debtor-in-possession (each such subsidiary, Vencor and Vencor Opco individually referred to herein as a "Borrower" and, collectively, on a joint and several basis, as the "Borrowers"); the Lenders listed on the signature pages thereof; and Morgan Guaranty Trust Company of New York, as arranger, collateral agent and administrative agent (in such capacity, "Administrative Agent") for the Lenders, and as an issuing bank for Letters of Credit thereunder. Capitalized terms used herein without definition herein shall have the meanings assigned to such terms in the DIP Credit Agreement.

          Borrowers have (i) advised Lenders that Borrowers plan to record a significant charge to their December 1999 earnings to provide for additional bad debt reserves, and that as a result, Borrowers may be unable to comply with covenants in the DIP Credit Agreement requiring minimum Consolidated EBITDAR and a minimum Net Amount of Eligible Accounts (it being understood that Borrowers have not advised the Lenders that Borrowers will not be in compliance with such covenants); (ii) requested certain amendments to the DIP Credit Agreement as more fully set forth below; and (iii) submitted to Lenders a supplement to the Cash Plan, attached hereto as Annex A (the "Cash Plan Supplement"), setting
                              -------
forth, for January 2000 and February 2000, a consolidated cash forecast for the Borrowers. Accordingly:

          1. The undersigned Lenders hereby waive, for the period from December 1, 1999 through and including February 14, 2000, compliance with the provisions of Sections 6.01 and 6.04 of the DIP Credit Agreement with respect to all periods from December 1, 1999 through and including February 14, 2000; provided, that any breach of such provisions which would
               --------
     constitute an Event of Default but for the foregoing waiver shall be an Event of Default on and after February 15, 2000 unless otherwise waived or remedied prior to such date.

          2.   Borrowers and the undersigned Lenders hereby agree that:

               (a) Section 1.01 of the DIP Credit Agreement is hereby amended by inserting therein the following definitions, in alphabetical order:

                    "Third Amendment" means that certain Third Amendment to
               Debtor-In-Possession Credit Agreement and Limited Waiver and Consent dated as of December 23, 1999, by and among the Borrowers, the Collateral Agent, the Administrative Agent and the Lenders party thereto.

                    "Third Amendment Effective Date" has the meaning assigned to that term in the Third Amendment.

               (b) Section 5.10 of the DIP Credit Agreement is hereby amended by deleting the reference to "the date which is four months after the Petition Date" contained therein and substituting therefor "March 12, 2000";

               (c) Section 7.04 of the DIP Credit Agreement is hereby amended by (i) deleting the "and" at the end of clause (b) thereof, (ii) deleting the "." at the end of clause (c) thereof and substituting therefor "; and", and (iii) adding at the end thereof the following new clause (d):

                    "(d)  Capital contributions to Cornerstone made after
               December 25, 1999, in an aggregate amount not to exceed $1,000,000; provided, that (i) no Default or Event of Default
                           --------
               shall have occurred and be continuing or would result from such contributions, (ii) such contributions shall not be in excess of amounts requested to be so contributed by the applicable Cayman Islands Governmental Authority, and (iii) such contributions are approved by the Court to the extent such approval is required pursuant to the Bankruptcy Code or an order of the Court."

               (d) Section 7.05 of the DIP Credit Agreement is hereby amended by adding immediately prior to the "." at the end thereof the following proviso:

               "; and provided, further, that the foregoing shall not prohibit,
                      --------  -------
               after the Third Amendment Effective Date, the purchase of vehicles and office furniture and equipment from Behavioral Healthcare Corporation for aggregate cash consideration not to exceed $20,000, so long as (1) no Default or Event of Default shall have occurred and be continuing or would result therefrom,
               (2) the consideration paid shall be no more than the fair market value of the assets purchased, (3) such purchase is consummated on terms and conditions at least as favorable to the relevant Vencor Company as the terms and conditions which would apply in a similar transaction with a Person not an Affiliate, and (4) such purchase is approved by the Court to the extent such approval is required pursuant to the Bankruptcy Code or an order of the Court."

          3. Each of the undersigned Lenders hereby (i) acknowledges that the substance of the Cash Plan Supplement is satisfactory to such Lender and
     (ii) consents to supplementing the Cash Plan with the forecast contained in the Cash Plan Supplement.

          On and after the Third Amendment Effective Date (as defined below), each reference in the DIP Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the DIP Credit Agreement, and each reference in the other Financing Documents to the "DIP Credit Agreement", "thereunder", "thereof" or words of like import referring to the DIP Credit Agreement, shall mean and be a reference to the DIP Credit Agreement as amended by this Third Amendment to Debtor-In-Possession Credit Agreement and Limited Waiver and Consent (this "Third Amendment"; the DIP Credit Agreement, as so amended, being the "Amended Agreement").

          Without limiting the generality of the provisions of Section 11.05 of the DIP Credit Agreement, the waiver, the amendments and the consent set forth in paragraphs 1, 2 and 3 above, respectively, shall be limited precisely as written, and nothing in this Third Amendment shall be deemed to (a) constitute a waiver of compliance by Borrowers with respect to (i) Section 6.01 of the DIP Credit Agreement in any other instance or (ii) any other term, provision or condition of the DIP Credit Agreement or any of such other Financing Documents,
(b) constitute a consent to any other supplement to the Cash Plan or any other document, transaction, occurrence, event or condition under Section 5.01(m) of the DIP Credit Agreement or any other term, provision or condition of the DIP Credit Agreement or any of such other Financing Documents, or (c) prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the DIP Credit Agreement or any of such other Financing Documents. Except as specifically waived or amended by this Third Amendment, the DIP Credit Agreement and such other Financing Documents shall remain in full force and effect and are hereby ratified and confirmed.

          In order to induce Lenders to enter into this Third Amendment, each Borrower, by its execution of a counterpart of this Third Amendment, represents and warrants that (a) such Borrower has the corporate or other power and authority and all material Governmental Approvals required to enter into this Third Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Amended Agreement, (b) the execution and delivery of this Third Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate or other action on the part of such Borrower, (c) the execution and delivery by such Borrower of this Third Amendment and the performance by such Borrower of the Amended Agreement do not and will not contravene, or constitute a default under, any Applicable Laws (including an applicable order of the Court) or any provision of its Organizational Documents, or of any agreement or other instrument binding upon it or result in or require the imposition of any Liens (other than the Liens created by the Collateral Documents) on any of its assets, (d) the execution and delivery by such Borrower of this Third Amendment and the performance by such Borrower of the Amended Agreement do not and will not require any action by or in respect of, or filing with, any governmental body, agency or official (except for the Court and such as shall have been made at or before the time required and shall be in full force and effect on and after the date when made), (e) this Third Amendment and the Amended Agreement have been duly executed and delivered by such Borrower and constitute the valid and binding obligations of such Borrower, enforceable in accordance with their respective terms, except as may be limited by general principles of equity, (f) for purposes of the Borrowing Order (i) this Third Amendment constitutes a non-material modification of the DIP Credit Agreement and the Financing Documents, and (ii) notice of this Third Amendment has been given to and received by counsel to the Committee (as defined in the Borrowing Order), and (g) after giving effect to this Third Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Third Amendment that would constitute a Default or an Event of Default.

          This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Third Amendment shall become effective (the date of such effectiveness being the "Third Amendment Effective Date") upon the earliest date that the Borrowers and Required Lenders shall have executed counterparts of this Third Amendment and the Borrowers and the Administrative Agent shall have received written or telephonic notification of such execution and authorization of delivery thereof; provided, however, that it shall be a condition subsequent to the effectiveness
--------  -------
hereof that the Administrative Agent shall have received, on or prior to January 15, 2000, from the Borrowers an amendment and waiver fee in the aggregate amount of $200,000 for ratable distribution to each Lender that has executed and delivered this Third Amendment on or prior to December 30, 1999 according to the ratio of (x) the Commitment of such executing Lender to (y) the aggregate Commitments of all such executing Lenders, and if Administrative Agent shall not have received such fee by January 15, 2000, this Third Amendment and all amendments and waivers effected hereby shall immediately be null and void, ab initio, and of no force and effect whatsoever.

          THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.


                 [Remainder of page intentionally left blank]

BORROWERS:
                    Advanced Infusion Systems, Inc.
                    American X-Rays, Inc.
                    C.P.C. of Louisiana, Inc.
                    Community Behavioral Health System, Inc.
                    Community Psychiatric Centers of Arkansas, Inc.
                    Community Psychiatric Centers of California
                    Community Psychiatric Centers of Florida, Inc.
                    Community Psychiatric Centers of Idaho, Inc.
                    Community Psychiatric Centers of Indiana, Inc.
                    Community Psychiatric Centers of Kansas, Inc.
                    Community Psychiatric Centers of Mississippi, Inc. Community Psychiatric Centers of Missouri, Inc.
                    Community Psychiatric Centers of North Carolina, Inc. Community Psychiatric Centers of Oklahoma, Inc.
                    Community Psychiatric Centers of Utah, Inc.
                    Community Psychiatric Centers Properties Incorporated Community Psychiatric Centers Properties of Oklahoma, Inc. Community Psychiatric Centers Properties of Texas, Inc. Community Psychiatric Centers Properties of Utah, Inc. Courtland Gardens Health Center, Inc.
                    CPC Investment Corp.
                    CPC Managed Care Health Services, Inc.
                    CPC of Georgia, Inc.
                    CPC Properties of Arkansas, Inc.
                    CPC Properties of Illinois, Inc.
                    CPC Properties of Indiana, Inc.
                    CPC Properties of Kansas, Inc.
                    CPC Properties of Louisiana, Inc.
                    CPC Properties of Mississippi, Inc.
                    CPC Properties of Missouri, Inc.
                    CPC Properties of North Carolina, Inc.
                    First Rehab, Inc.
                    Florida Hospital Properties, Inc.
                    Health Care Holdings, Inc.
                    Health Care Technology, Inc.
                    Helian ASC of Northridge, Inc.
                    Helian Health Group, Inc.
                    Helian Recovery Corporation
                    Homestead Health Center, Inc.
                    Horizon Healthcare Services, Inc.
                    Interamericana Health Care Group

                    J.B. Thomas Hospital, Inc.
                    Lafayette Health Care Center, Inc.
                    MedEquities, Inc.
                    Medisave of Tennessee, Inc.
                    Medisave Pharmacies, Inc.
                    Old Orchard Hospital, Inc.
                    Palo Alto Surgecenter Corporation
                    Peachtree-Parkwood Hospital, Inc.
                    PersonaCare, Inc.
                    PersonaCare Living Center of Clearwater, Inc.
                    PersonaCare of Bradenton, Inc.
                    PersonaCare of Clearwater, Inc.
                    PersonaCare of Connecticut, Inc.
                    PersonaCare of Georgia, Inc.
                    PersonaCare of Huntsville, Inc.
                    PersonaCare of Little Rock, Inc.
                    PersonaCare of Ohio, Inc.
                    PersonaCare of Owensboro, Inc.
                    PersonaCare of Pennsylvania, Inc.
                    PersonaCare of Pompano East, Inc.
                    PersonaCare of Pompano West, Inc.
                    PersonaCare of Reading, Inc.
                    PersonaCare of San Antonio, Inc.
                    PersonaCare of San Pedro, Inc.
                    PersonaCare of Shreveport, Inc.
                    PersonaCare of St. Petersburg, Inc.
                    PersonaCare of Warner Robbins, Inc.
                    PersonaCare of Wisconsin, Inc.
                    PersonaCare Properties, Inc.
                    ProData Systems, Inc.
                    Recovery Inns of America, Inc.
                    Respiratory Care Services, Inc.
                    Stamford Health Facilities, Inc.
                    THC-Chicago, Inc.
                    THC-Hollywood, Inc.
                    THC-Houston, Inc.
                    THC-Minneapolis, Inc.
                    THC-North Shore, Inc.
                    THC-Orange County, Inc.
                    THC-San Diego, Inc.
                    THC-Seattle, Inc.
                    TheraTx Healthcare Management, Inc.
                    TheraTx Health Services, Inc.
                    TheraTx Management Services, Inc.
                    TheraTx Medical Supplies, Inc.
                    TheraTx Rehabilitation Services, Inc.
                    TheraTx Staffing, Inc.

                    Transitional Hospitals Corporation, a Delaware Corporation Transitional Hospitals Corporation, a Nevada Corporation Transitional Hospitals Corporation of Indiana, Inc. Transitional Hospitals Corporation of Louisiana, Inc. Transitional Hospitals Corporation of Michigan, Inc. Transitional Hospitals Corporation of Nevada, Inc. Transitional Hospitals Corporation of New Mexico, Inc. Transitional Hospitals Corporation of Tampa, Inc. Transitional Hospitals Corporation of Texas, Inc. Transitional Hospitals Corporation of Wisconsin, Inc. Tucker Nursing Center, Inc.
                    Tunstall Enterprises, Inc.
                    VC-OIA, Inc.
                    VC-TOHC, Inc.
                    VC-WM, Inc.
                    Vencare, Inc.
                    Vencare Rehab Services, Inc.
                    Vencor Facility Services, Inc.
                    Vencor Holdings, L.L.C.
                    Vencor Home Care Services, Inc.
                    Vencor Hospice, Inc.
                    Vencor Hospitals East, L.L.C.
                    Vencor Hospitals West, L.L.C.
                    Vencor, Inc.
                    Vencor Insurance Holdings, Inc.
                    Vencor Investment Company
                    Vencor Nevada, L.L.C.
                    Vencor Nursing Centers East, L.L.C.
                    Vencor Nursing Centers Central L.L.C.
                    Vencor Nursing Centers North, L.L.C.
                    Vencor Nursing Centers South, L.L.C.
                    Vencor Nursing Centers West, L.L.C.
                    Vencor Operating, Inc.
                    Vencor Pediatric Care, Inc.
                    Vencor Provider Network, Inc.
                    Ventech Systems, Inc.

                    BY: Vencor Operating, Inc., as agent and attorney-in-fact
                              for each of the foregoing entities

                              By:  /s/ Richard A. Schweinhart
                                   ---------------------------------------------
                              Name: Richard A. Schweinhart
                              Title: Senior Vice President and CFO

                              Stamford Health Associates, L.P.

                              BY: Stamford Health Facilities, Inc., Its General
                                     Partner

                                     By: /s/ Richard A. Schweinhart
                                         ---------------------------------------
                                     Name: Richard A. Schweinhart
                                     Title: Senior Vice President and CFO

                              Vencor Home Care and Hospice Indiana Partnership

                              BY: Vencor Home Care Services, Inc., Its General
                                     Partner

                                     By: /s/ Richard A. Schweinhart
                                         ---------------------------------------
                                     Name: Richard A. Schweinhart
                                     Title: Senior Vice President and CFO

                              BY: Vencor Hospice, Inc., Its General Partner

                                     By: /s/ Richard A. Schweinhart
                                         ---------------------------------------
                                     Name: Richard A. Schweinhart
                                     Title: Senior Vice President and CFO

                              Vencor Hospitals Limited Partnership

                              BY: Vencor Operating, Inc., Its General Partner

                                     By: /s/ Richard A. Schweinhart
                                         ---------------------------------------
                                     Name: Richard A. Schweinhart
                                     Title: Senior Vice President and CFO

                              BY: Vencor Nursing Centers Limited Partnership,
                                     Its General Partner

                                  BY: Vencor Operating, Inc., Its General
                                      Partner

                                      By: /s/ Richard A. Schweinhart
                                          --------------------------------------
                                      Name: Richard A. Schweinhart
                                      Title: Senior Vice President and CFO

                              Vencor Nursing Centers Central Limited
                                  Partnership,

                              BY: Vencor Operating, Inc., Its General Partner

                                      By: /s/ Richard A. Schweinhart
                                          --------------------------------------
                                      Name: Richard A. Schweinhart
                                      Title: Senior Vice President and CFO

                              BY: Vencor Nursing Centers Limited Partnership,
                                      Its General Partner

                                  BY: Vencor Operating, Inc., Its General
                                      Partner

                                      By: /s/ Richard A. Schweinhart
                                          --------------------------------------
                                      Name: Richard A. Schweinhart
                                      Title: Senior Vice President and CFO

                              Vencor Nursing Centers Limited Partnership

                              BY: Vencor Operating, Inc., Its General Partner

                                  By: /s/ Richard A. Schweinhart
                                      ------------------------------------------
                                  Name: Richard A. Schweinhart
                                  Title: Senior Vice President and CFO

                              BY: Vencor Hospitals Limited Partnership, Its
                                     General Partner

                                  BY: Vencor Operating, Inc., Its General
                                      Partner

                                      By: /s/ Richard A. Schweinhart
                                          --------------------------------------
                                      Name: Richard A. Schweinhart
                                      Title: Senior Vice President and CFO

AGENTS AND LENDERS:

                         MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Arranger, Collateral Agent and Administrative Agent and as a Lender


                         By: /s/ Houston A. Stebbins
                             ------------------------
                                 Name: Houston A. Stebbins
                                 Title: Vice President

                                   ABLECO FINANCE LLC, as a Lender


                                   By: _________________________________________
                                       Name:
                                       Title:

                                   APPALOOSA INVESTMENT LIMITED PARTNERSHIP I, as a Lender


                                   By: /s/ James E. Bolin
                                       -----------------------------------------
                                       Name: James E. Bolin
                                       Title: Vice President

                                   BANKERS TRUST COMPANY, as a Lender


                                   By: _________________________________________
                                       Name:
                                       Title:

                                   CHASE SECURITIES INC, AS AGENT FOR THE CHASE
                                   MANHATTAN BANK, as a Lender


                                   By: /s/ Howard J. Golden
                                       -----------------------------------------
                                       Name: Howard J. Golden
                                       Title: Authorized Signatory

                                   GOLDMAN SACHS CREDIT PARTNERS L.P., as a
                                   Lender


                                   By: /s/ Mark Denatale
                                       -----------------------------------------
                                       Name: Mark Denatale
                                       Title: Authorized Signatory

                                   PARIBAS, as a Lender


                                   By: /s/ Albert A. Young, Jr.
                                       -----------------------------------------
                                       Name: Albert A. Young, Jr.
                                       Title: Director


                                   By: /s/ Amy Kirschner
                                       -----------------------------------------
                                       Name: Amy Kirschner
                                       Title: Vice President

                                   VAN KAMPEN PRIME RATE INCOME TRUST, as a
                                   Lender

                                   By:  VAN KAMPEN INVESTMENT ADVISORY CORP.


                                        By: /s/ Douglas J. Smith
                                            ------------------------------------
                                            Name: Douglas J. Smith
                                            Title: Vice President

                                   FRANKLIN MUTUAL ADVISERS LLC, as a Lender



                                   By: /s/ Bradley Takahashi
                                       -----------------------------------------
                                       Name: Bradley Takahashi
                                       Title: Assistant Vice President

                                   FRANKLIN FLOATING RATE TRUST, as a Lender



                                   By: /s/ Chauncey Lufkin
                                       -----------------------------------------
                                       Name: Chauncey Lufkin
                                       Title: Vice President

              ACKNOWLEDGEMENT AND CONSENT OF SUBSIDIARY GUARANTOR

          By its execution of a counterpart of this Third Amendment, the undersigned, as a Subsidiary Guarantor under that certain Guaranty Agreement dated as of September 13, 1999 (the "Guaranty") for the benefit of Lenders, and as an Original Lien Grantor under that certain Security Agreement dated as of September 13, 1999 (the "Security Agreement") between the undersigned, the Borrowers and Collateral Agent, as Secured Party, hereby acknowledges that it has read this Third Amendment and consents to the terms thereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Third Amendment, the obligations of the undersigned under the Guaranty and the Security Agreement shall not be impaired or affected and each of the Guaranty and the Security Agreement is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

                                        CARIBBEAN BEHAVIORAL HEALTH
                                        SYSTEMS, INC.


                                        By: /s/ Richard A. Schweinhart
                                            ------------------------------------
                                            Name:
                                            Title:

                                    Annex A
                                    -------
                                  Vencor, Inc.
                                   Cash Plan
         Period: Weeks Beginning January 3, 2000 to February 29, 2000
                          Prepared: December 22, 1999
                                 (in millions)

-----------------------------------------------------------------------------------------------------------------------------------
CASH FLOW FORECAST: (Prepared by Company on December 15, 1999)
Week Beginning:                       1/3/00    1/10/00    1/17/00    1/24/00    1/31/00    2/7/00    2/14/00    2/21/00    2/28/00
-----------------------------------------------------------------------------------------------------------------------------------
Projected Receipts:
Facility Receipts                    $  31.2   $   32.5   $   43.5   $   34.0   $   33.5   $  35.0   $   38.0   $   30.4   $   15.0
Agency Receipts                         17.5       17.5       17.5       17.5       19.0      19.0       15.0       19.2        3.5
PIP Receipts                             8.5          -        8.5          -        8.5         -       10.5          -          -
Misc Receipts                              -          -          -          -          -         -          -          -          -
                                     -------   --------   --------   --------   --------   -------   --------   --------   --------

   Subtotal Receipts                 $  57.2   $   50.0   $   69.5   $   51.5   $   61.0   $  54.0   $   63.5   $   49.6   $   18.5

Projected Disbursements:
Accounts Payable                     $ (26.0)  $  (26.0)  $  (26.8)  $  (24.9)  $  (27.9)  $ (27.9)  $  (29.0)  $  (15.6)  $  (11.2)
Ventas                                 (15.2)         -          -          -      (15.2)        -          -          -          -
Scheduled PIP Payments                     -       (2.0)         -          -          -      (2.0)         -          -          -
Payroll                                (21.8)     (15.3)     (18.2)     (17.4)     (21.1)    (16.4)     (19.6)     (15.6)      (5.6)
Taxes                                   (5.5)      (9.9)      (6.0)      (8.7)      (6.0)    (11.2)      (6.7)      (7.9)      (0.4)
VEBA Funding                            (1.1)      (1.1)      (1.1)      (1.1)      (1.1)     (1.0)      (1.0)      (1.0)      (1.0)
Vendor Deposits                         (1.4)      (1.4)      (1.4)      (1.4)      (2.4)     (2.4)      (2.4)         -       (2.4)
Executive Retention                        -          -          -          -          -         -          -          -          -
Restructuring Costs                        -       (1.1)         -          -          -      (1.1)         -          -          -
                                     -------   --------   --------   --------   --------   -------   --------   --------   --------
Subtotal Uses of Cash                $ (71.0)  $  (56.8)  $  (53.5)  $  (53.5)  $  (73.7)  $ (62.0)  $  (58.7)  $  (40.1)  $  (20.6)
                                     -------   --------   --------   --------   --------   -------   --------   --------   --------

Daily Cash Flow before Next Day
   Funding Requirements              $ (13.8)  $   (6.8)  $   16.0   $   (2.0)  $  (12.7)  $  (8.0)  $    4.8   $    9.5   $   (2.1)

Reduce (Borrow) Next Day Funding
 Requirement                               -          -          -          -          -         -          -          -          -
                                     -------   --------   --------   --------   --------   -------   --------   --------   --------
Subtotal Net Sources (Uses) of
 Cash                                $ (13.8)  $   (6.8)  $   16.0   $   (2.0)  $  (12.7)  $  (8.0)  $    4.8   $    9.5   $   (2.1)
                                     -------   --------   --------   --------   --------   -------   --------   --------   --------

Forecasted Revolver (Borrowing)
 Repayment                           $ (13.8)  $   (6.8)  $   16.0   $   (2.0)  $  (12.7)  $  (8.0)   $   4.8   $    9.5   $   (2.1)

Beginning Revolver                   $     -   $      -   $      -   $      -   $      -   $     -    $     -   $      -  $       -
Activity                                   -          -          -          -          -         -          -          -          -
                                     -------   --------   --------   --------   --------   -------   --------   --------   --------
Ending Revolver                      $     -   $      -   $      -   $      -   $      -   $     -   $      -   $      -   $      -
                                     =======   ========   ========   ========   ========   =======   ========   ========   ========

Beginning Cash                       $  94.3   $   80.5   $   73.7   $   89.7   $   87.7   $  75.0   $   67.0   $   71.8   $   81.3
Net Change in Cash                     (13.8)      (6.8)      16.0       (2.0)     (12.7)     (8.0)       4.8        9.5       (2.1)
                                     -------   --------   --------   --------   --------   -------   --------   --------   --------
Ending Cash                          $  80.5   $   73.7   $   89.7   $   87.7   $   75.0   $  67.0   $   71.8   $   81.3   $   79.2
                                     =======   ========   ========   ========   ========   =======   ========   ========   ========

-----------------------------------------------------------------------------------------------------------------------------------
COVENANT COMPUTATION:
Cumulative Net Cash Flow             $ (13.8)  $  (20.6)  $   (4.6)  $   (6.6)  $  (19.3)  $ (27.3)  $  (22.5)  $  (13.0)  $  (15.1)

Permitted Variance (1)                 (15.0)     (15.0)     (12.0)     (12.0)     (12.0)    (10.0)     (10.0)     (10.0)     (10.0)
                                     -------   --------   --------   --------   --------   -------   --------   --------   --------

Compliance with Cash Plan            $ (28.8)  $  (35.6)  $  (16.6)  $  (18.6)  $  (31.3)  $ (37.3)  $  (32.5)  $  (23.0)  $  (25.1)
                                     =======   ========   ========   ========   ========   =======   ========   ========   ========

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

(1) The Borrower is allowed to disburse up to $37,500,000 above the permitted variance if, and only if, such disbursements are required to be made to repay obligations owing to Medicare or its agents.